                                                                    EXHIBIT 10.9

                           EMPLOYEE MATTERS AGREEMENT



                                  BY AND AMONG

                          CADENCE DESIGN SYSTEMS, INC.,

                             CADENCE HOLDINGS, INC.,

                                   TALITY, LP

                                       AND

                               TALITY CORPORATION




                                   DATED AS OF

                              _______________, 2000

                                TABLE OF CONTENTS

                                                                                          Page
                                                                                          ----
ARTICLE I  DEFINITIONS......................................................................2
        1.1    401(k) Plan..................................................................2
        1.2    AD&D Plan....................................................................2
        1.3    Affiliate....................................................................2
        1.4    Assets.......................................................................2
        1.5    Bonus Plan...................................................................2
        1.6    Business Travel Accident Insurance...........................................2
        1.7    Cadence Employee.............................................................2
        1.8    Cadence Terminated Employee..................................................2
        1.9    Class A Common Stock.........................................................2
        1.10   COBRA........................................................................2
        1.11   Code.........................................................................3
        1.12   Deferred Compensation Plan...................................................3
        1.13   Disability Plan..............................................................3
        1.14   DOL..........................................................................3
        1.15   Educational Assistance Program...............................................3
        1.16   Employee Assistance Program..................................................3
        1.17   ERISA........................................................................3
        1.18   Executive Bonus Plan.........................................................3
        1.19   FMLA.........................................................................3
        1.20   Food Programs................................................................3
        1.21   Foreign Plan.................................................................3
        1.22   Fringe Benefit Plans.........................................................3
        1.23   Group Life Plan..............................................................4
        1.24   HCFA.........................................................................4
        1.25   Health and Welfare Plans.....................................................4
        1.26   Health Plans.................................................................4
        1.27   HMO..........................................................................4
        1.28   Independence.................................................................4
        1.29   Independence Date............................................................4
        1.30   IRS..........................................................................4
        1.31   Leave of Absence Plans.......................................................4
        1.32   Liabilities..................................................................4
        1.33   Long-Term Care Plan..........................................................4
        1.34   Long-Term Disability Plan....................................................5
        1.35   Material Features............................................................5
        1.36   Medical Benefits Abroad Plan.................................................5
        1.37   Nasdaq.......................................................................5
        1.38   Option.......................................................................5
        1.39   Participating Company........................................................5
        1.40   Plan.........................................................................5
        1.41   Post-Independence Date Period................................................5

        1.42   QDRO.........................................................................5
        1.43   QMCSO........................................................................6
        1.44   Restricted Stock.............................................................6
        1.45   Revenue......................................................................6
        1.46   Section 125 Plan.............................................................6
        1.47   Severance Plan...............................................................6
        1.48   Short-Term Disability Plan...................................................6
        1.49   Stock Plan...................................................................6
        1.50   Stock Purchase Plan..........................................................6
        1.51   Tality Claims................................................................6
        1.52   Tality Employee..............................................................6
        1.53   Tality Terminated Employee...................................................7
        1.54   Tality Transferred Employee..................................................7
        1.55   Unemployment Insurance Program...............................................7
        1.56   Workers' Compensation Plan...................................................7

ARTICLE II  GENERAL PRINCIPLES..............................................................8
        2.1    Assumption of Liabilities....................................................8
        2.2    Establishment of Tality Plans................................................8
        2.3    Tality and the Partnership Under No Obligation to Maintain Plans.............9
        2.4    Participation of Tality and the Partnership in Cadence Plans.................9
        2.5    Terms of Participation by Tality Transferred Employees in Tality Plans......10
        2.6    Dispute Resolution..........................................................11
        2.7    Foreign Plans...............................................................11

ARTICLE III  DEFINED CONTRIBUTION PLAN.....................................................11
        3.1    401(k) Plan Trust...........................................................11
        3.2    401(k) Plan: Assumption of Liabilities and Transfer of Assets...............11
        3.3    No Distribution to Tality Transferred Employees.............................11
        3.4    Certain Acquired Companies..................................................12

ARTICLE IV  NON-QUALIFIED PLAN.............................................................12

ARTICLE V  HEALTH AND WELFARE PLANS........................................................12
        5.1    Health Plans as of the Independence Date....................................12
        5.2    Health Plans from the Date Hereof through the Independence Date.............13
        5.3    Group Life & AD&D Plan......................................................13
        5.4    Sabbatical Plan.............................................................13
        5.5    Disability Plans............................................................14
        5.6    Business Travel Accident Insurance..........................................14
        5.7    Medical Benefits Abroad.....................................................14
        5.8    Long Term Care Plan.........................................................14
        5.9    Section 125 Plan............................................................14
        5.10   COBRA.......................................................................14
        5.11   Leave of Absence Plans and FMLA.............................................15
        5.12   Workers' Compensation Plan..................................................16
        5.13   Administrative Services.....................................................16

ARTICLE VI  EQUITY AND OTHER COMPENSATION..................................................16
        6.1    Bonus Plan..................................................................16
        6.2    Executive Bonus Plan........................................................17
        6.3    Cadence Options.............................................................17
        6.4    Stock Purchase Plan.........................................................17
        6.5    Administrative Services.....................................................17

ARTICLE VII  FRINGE AND OTHER BENEFITS.....................................................17
        7.1    Educational Assistance Program..............................................17
        7.2    Cafeteria and Related Subsidies.............................................18
        7.3    Employee Company Store......................................................18
        7.4    TimeOut Program.............................................................18
        7.5    Other Benefits..............................................................18
        7.6    Administrative Services.....................................................19

ARTICLE VIII  ADMINISTRATIVE PROVISIONS....................................................19
        8.2    Payment of Liabilities, Plan Expenses and Related Matters...................19
        8.3    Sharing of Participant Information..........................................19
        8.4    Reporting and Disclosure Communications to Participants.....................19
        8.5    Audits Regarding Vendor Contracts...........................................19
        8.6    Beneficiary Designation.....................................................20
        8.7    Requests for IRS and DOL Opinions...........................................20
        8.8    Fiduciary Matters...........................................................20
        8.9    Consent of Third Parties....................................................20
        8.10   Cadence Intranet............................................................20
        8.11   Tax Cooperation.............................................................21

ARTICLE IX  EMPLOYMENT-RELATED MATTERS.....................................................21
        9.1    Terms of Tality Employment..................................................21
        9.2    HR Data Support Systems.....................................................21
        9.3    Non-Solicitation of Employees...............................................21
        9.4    Employment of Employees with U.S. Work Visas................................21
        9.5    Confidentiality and Proprietary Information.................................22
        9.6    Personnel Records...........................................................22
        9.7    Unemployment Insurance Program..............................................22
        9.8    Non-Termination of Employment...............................................22
        9.9    Employment Litigation.......................................................22

ARTICLE X  MISCELLANEOUS...................................................................23
        10.1   Incorporation by Reference..................................................23
        10.2   Binding Effect; Assignment..................................................23
        10.3   Certain Definitions.........................................................23
        10.4   Conflicting Agreements......................................................23

                           EMPLOYEE MATTERS AGREEMENT


        THIS EMPLOYEE MATTERS AGREEMENT (this "Agreement") is entered into and effective on _________, 2000, by and among Cadence Design Systems, Inc., a Delaware corporation ("Cadence"), Cadence Holdings, Inc., a Delaware corporation ("Holdings"), Tality, LP, a Delaware limited partnership (the "Partnership"), and Tality Corporation, a Delaware corporation ("Tality"). Capitalized terms used herein and not otherwise defined elsewhere herein shall have the meanings ascribed to them in Article I or in the Separation Agreement (as defined below).

                                    RECITALS

        WHEREAS, Holdings currently owns approximately 98% of the issued and outstanding shares of the capital stock of Tality;

        WHEREAS, Tality is the sole general partner of, and owns both a general and limited partnership interest in, the Partnership;

        WHEREAS, each of the Boards of Directors of Cadence, Tality and Holdings determined that it would be appropriate and desirable for Cadence to transfer (or cause to be transferred) to the Partnership, on behalf of Holdings, and for the Partnership to receive and assume, directly or indirectly, as a contribution from Holdings, certain assets and liabilities of Cadence and its Subsidiaries associated with the Tality Business;

        WHEREAS, Cadence, Tality and Holdings are parties to that certain Master Separation Agreement, dated as of July 14, 2000, as amended or restated (the "Separation Agreement"), pursuant to which Cadence, Tality, Holdings and the Partnership have agreed, subject to certain conditions, to the legal separation of the Tality Business from Cadence's other businesses and to have the Partnership and its Subsidiaries own and operate the entire Tality Business; and

        WHEREAS, all conditions to the Separation have been satisfied or waived, and Cadence, Holdings, the Partnership and Tality desire to allocate among them Assets, Liabilities and responsibilities with respect to certain employee compensation, benefit plans, programs and arrangements and certain employment matters.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

        For purposes of this Agreement, the following capitalized terms shall have the meanings assigned to them below:

        Section 1.1 "401(k) Plan" when immediately preceded by "Cadence," means the Cadence Corporation 401(k) Plan, a defined contribution plan. When immediately preceded by "Tality," "401(k) Plan" means the defined contribution plan to be established by the Partnership pursuant to Section 2.2 and Article III.

        Section 1.2 "AD&D Plan" when immediately preceded by "Cadence," means the Cadence Accidental Death and Dismemberment Plan. When immediately preceded by "Tality," "AD&D Plan" means the accidental death and dismemberment plan to be established by the Partnership pursuant to Sections 2.2 and 5.3.

        Section 1.3 "Affiliate" means an entity that is under common control with another entity under Section 414(b), (c), (m), or (o) of the Code.

        Section 1.4 "Assets" shall have the meaning set forth in the Assignment Agreement.

        Section 1.5 "Bonus Plan" when immediately preceded by "Cadence," means the Cadence Bonus Plans; provided, however, with respect to Tality Employees in the Cadence Bonus Plans, that "Bonus Plan" means the bonus plan as established and implemented with respect to the Tality Employees. When immediately preceded by "Tality," "Bonus Plan" means the bonus plan to be established by the Partnership pursuant to Sections 2.2 and 6.1.

        Section 1.6 "Business Travel Accident Insurance" when immediately preceded by "Cadence," means the policy or policies covering Cadence business travel accident insurance in the U.S. and to the extent applicable, outside the U.S. When immediately preceded by "Tality," "Business Travel Accident Insurance" means the policy or policies covering the business travel accident insurance to be established by the Partnership pursuant to Sections 2.2 and 5.6.

        Section 1.7 "Cadence Employee" means an individual who, on the Independence Date, is: (a) either actively employed by, or on leave of absence from, the Cadence Group; (b) a Cadence Terminated Employee; or (c) an employee or group of employees designated as Cadence Employees by Cadence and the Partnership, by mutual agreement.

        Section 1.8 "Cadence Terminated Employee" means any individual who is a former employee of the Cadence Group and who, on the Independence Date, is not a Tality Transferred Employee.

        Section 1.9 "Class A Common Stock" means the Class A Common Stock, par value $0.001 per share, of Tality.

        Section 1.10 "COBRA" means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time, and as codified in Code Section 4980B and ERISA Sections 601 through 608, inclusive.

        Section 1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        Section 1.12 "Deferred Compensation Plan" when immediately preceded by "Cadence," means the Cadence Deferred Compensation Plan.

        Section 1.13 "Disability Plan" when immediately preceded by "Cadence," means the Cadence Disability Plan which consists of the Cadence Short-Term Disability Plan and the Cadence Long-Term Disability Plan. When immediately preceded by "Tality," "Disability Plan" means the Tality Short-Term Disability Plan and the Tality Long-Term Disability Plan, to be established by the Partnership pursuant to Sections 2.2 and 5.5.

        Section 1.14 "DOL" means the United States Department of Labor.

        Section 1.15 "Educational Assistance Program" when immediately preceded by "Cadence," means the Cadence Educational Assistance Program. When immediately preceded by "Tality," "Educational Assistance Program" means the educational assistance program to be established by the Partnership pursuant to Section 7.1.

        Section 1.16 "Employee Assistance Program" when immediately preceded by "Cadence," means the Cadence Employee Assistance Program. When immediately preceded by "Tality," "Employee Assistance Program" means the employee assistance program to be established by Tality pursuant to Section 2.2.

        Section 1.17 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

        Section 1.18 "Executive Bonus Plan" when immediately preceded by "Cadence," means the Cadence Executive Bonus Program. When immediately preceded by "Tality," "Executive Bonus Plan" means the executive bonus plan to be established by Tality pursuant to Section 2.2.

        Section 1.19 "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

        Section 1.20 "Food Programs" is defined in Section 7.4.

        Section 1.21 "Foreign Plan" when immediately preceded by "Cadence," means a Plan maintained by the Cadence Group for the benefit of its employees outside the U.S. When immediately preceded by "Tality," "Foreign Plan" means a Plan to be established by the Partnership for the benefit of its employees outside the U.S.

        Section 1.22 "Fringe Benefit Plans" when immediately preceded by "Cadence," means the Cadence employee assistance program, educational assistance program and other fringe benefit plans, programs and arrangements, sponsored and maintained by Cadence (as set forth in Article VII and Schedule 7.5). When immediately preceded by "Tality," "Fringe Benefit Plans" means the fringe benefit plans, programs and arrangements to be established by the Partnership pursuant to Section 2.2 and Article VII.

        Section 1.23 "Group Life Plan" when immediately preceded by "Cadence," means the Cadence Group Life Plan. When immediately preceded by "Tality," "Group Life Plan" means the group life plan to be established by the Partnership pursuant to Sections 2.2 and 5.3.

        Section 1.24 "HCFA" means the United States Health Care Financing Administration.

        Section 1.25 "Health and Welfare Plans" when immediately preceded by "Cadence," means the Cadence Health Plans, the Cadence Section 125 Plan, and the health and welfare plans listed on Schedule 5.2(a) established and maintained by Cadence for the benefit of eligible employees of the Cadence Group, and such other welfare plans or programs as may apply to such employees as of the Independence Date. When immediately preceded by "Tality," "Health and Welfare Plans" means the Tality Health Plans, the Tality Section 125 Plan, and the health and welfare plans to be established by the Partnership pursuant to
Section 2.2, Article V, and Schedule 5.1(a).

        Section 1.26 "Health Plans" when immediately preceded by "Cadence," means the medical, HMO, vision and dental plans and any similar or successor Plans. When immediately preceded by "Tality," "Health Plans" means the medical, HMO, vision and dental plans to be established by the Partnership pursuant to
Section 2.2 and Article V.

        Section 1.27 "HMO" means a health maintenance organization that provides benefits under the Cadence Health Plans or the Tality Health Plans.

        Section 1.28 "Independence" means the Partnership is no longer an Affiliate of Cadence.

        Section 1.29 "Independence Date" means the date, if ever, Independence occurs.

        Section 1.30 "IRS" means the United States Internal Revenue Service.

        Section 1.31 "Leave of Absence Plans" when immediately preceded by "Cadence," means the personal, medical/disability, military and FMLA leave offered from time to time under the personnel policies and practices of Cadence. When immediately preceded by "Tality," "Leave of Absence Plans" means the leave of absence programs to be established by the Partnership pursuant to Sections
2.2 and 5.11.

        Section 1.32 "Liabilities" shall have the meaning set forth in the Assignment Agreement.

        Section 1.33 "Long-Term Care Plan" when immediately preceded by "Cadence," means the Cadence Long-Term Care Plan. When immediately preceded by "Tality," "Long-Term Care Plan" means the long-term care plan, if any, that may be established by the Partnership pursuant to Sections 2.2 and 5.8.

        Section 1.34 "Long-Term Disability Plan" when immediately preceded by "Cadence," means the Cadence Long-Term Disability Plan. When immediately preceded by "Tality," Long-Term Disability Plan" means the long-term disability plan to be established by the Partnership pursuant to Sections 2.2 and 5.5(b).

        Section 1.35 "Material Features" means such features of a Plan that when taken in the aggregate could reasonably be expected to be of material importance to the sponsoring employer or the participants (or their dependents or beneficiaries) of that Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source and level of benefits provided under such Plan, the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan, and the costs and expenses incurred by the sponsoring employer or Participating Companies for implementing and/or maintaining such Plan.

        Section 1.36 "Medical Benefits Abroad Plan" when immediately preceded by "Cadence," means the policy or policies covering business travel medical benefits outside the employee's country of residence. When immediately preceded by "Tality," "Medical Benefits Abroad Plan" means the business travel medical benefits plan that may be established by the Partnership pursuant to Sections
2.2 and 5.7.

        Section 1.37 "Nasdaq" means the Nasdaq National Market.

        Section 1.38 "Option" when immediately preceded by "Cadence," means an option to purchase Cadence common stock pursuant to a Stock Plan. When immediately preceded by "Tality," "Option" means an option to purchase the Class A Common Stock pursuant to a Stock Plan.

        Section 1.39 "Participating Company" means: (a) Cadence; (b) any Person (other than an individual) that Cadence has approved for participation in, has accepted participation in, and which is participating in, a Plan sponsored by Cadence; and (c) any Person (other than an individual) which, by the terms of such Plan, participates in such Plan or any employees of which, by the terms of such Plan, participate in or are covered by such Plan.

        Section 1.40 "Plan" means any plan, policy, program, payroll practice, arrangement, contract, trust, insurance policy or any agreement or funding vehicle providing compensation or benefits to employees, former employees, directors or consultants of Cadence, Tality or the Partnership.

        Section 1.41 "Post-Independence Period" means, for each designated Plan, the period beginning as of the Independence Date and ending on the date that no member of the Tality Group is using Cadence benefit delivery and administrative services with respect to that Plan.

        Section 1.42 "QDRO" means a domestic relations order which qualifies under Code Section 414(p) and ERISA Section 206(d) and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under the Cadence 401(k) Plan.

        Section 1.43 "QMCSO" means a medical child support order which qualifies under ERISA Section 609(a) and which creates or recognizes the existence of an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under any of the Health Plans.

        Section 1.44 "Restricted Stock" when immediately preceded by "Cadence," means shares of Cadence common stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a Cadence Stock Plan. When immediately preceded by "Tality," "Restricted Stock" means shares of Class A Common Stock that are subject to transfer restrictions or to employment and/or performance vesting conditions, pursuant to a Tality Stock Plan.

        Section 1.45 "Revenue" means net revenue as determined in accordance with U.S. generally accepted accounting principles.

        Section 1.46 "Section 125 Plan" when immediately preceded by "Cadence," means a plan or program providing flexible or other benefits and which relies on Code Section 125 for its tax favored treatment. When immediately preceded by "Tality," "Section 125 Plan" means a plan or program providing flexible or other benefits that may be established by the Partnership pursuant to Sections 2.2 and 5.1.

        Section 1.47 "Severance Plan" means the Cadence Severance Plan in effect from time to time.

        Section 1.48 "Short-Term Disability Plan" when immediately preceded by "Cadence," means the Cadence Short-Term Disability Plan. When immediately preceded by "Tality," Short-Term Disability Plan" means the short-term disability plan to be established by the Partnership pursuant to Sections 2.2 and 5.5(a).

        Section 1.49 "Stock Plan" when immediately preceded by "Cadence," means any plan, program, or arrangement, other than the Stock Purchase Plan, pursuant to which employees and other service providers hold Options, Cadence Restricted Stock, or other Cadence equity incentives. When immediately preceded by "Tality," "Stock Plan" means substantially similar plans, programs, or arrangements to be established by Tality or the Partnership pursuant to Section
2.2 and Article VI.

        Section 1.50 "Stock Purchase Plan" when immediately preceded by "Cadence," means the Cadence Employee Stock Purchase Plan. When immediately preceded by "Tality," "Stock Purchase Plan" means the employee stock purchase plan to be established by Tality pursuant to Sections 2.2 and 6.4.

        Section 1.51 "Tality Claims" is defined in Section 5.12(a).

        Section 1.52 "Tality Employee" means any individual who is: (a) either actively employed by, or on leave of absence from, a member of the Tality Group on the date hereof; (b) either actively employed by, or on leave of absence from, a member of the Cadence Group as either part of a work group or organization, or common support function that, at any time after the date hereof and before the Independence Date, moves to the employ of a member of the

Tality Group from the employ of a member of the Cadence Group; (c) a Tality Terminated Employee; (d) employed by the Tality Group; (e) any other employee or group of employees designated as Tality Employees (as of the specified date) by the parties by mutual agreement; or (f) a QDRO alternate payee or COBRA beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in clauses (a) through (e), inclusive, with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a Tality Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is a Tality Employee by virtue of clauses (a) through (e), inclusive).

        Section 1.53 "Tality Terminated Employee" means any individual who is:
(a) a former employee of any member of the Cadence Group who was terminated from the Tality Business on or before the date hereof; or (b) a former employee of any member of the Tality Group. Notwithstanding the foregoing, "Tality Terminated Employee" shall not, unless otherwise expressly provided to the contrary in this Agreement, include: an individual who is a Cadence Employee at the Independence Date; or an individual who is otherwise a Tality Terminated Employee, but who is subsequently employed by any member of the Cadence Group prior to the Independence Date.

        Section 1.54 "Tality Transferred Employee" means any individual who, as of the Independence Date, is: (a) either actively employed by, or on a leave of absence from, any member of the Tality Group; (b) a Tality Terminated Employee;
(c) an employee or group of employees designated by Cadence and the Partnership, by mutual agreement, as Tality Transferred Employees; or (d) a QDRO alternate payee or COBRA beneficiary (as such term is defined under COBRA), in each case, of an employee or former employee, described in clauses (a) through (c), inclusive, with respect to that employee's or former employee's benefit under the applicable Plan(s) (unless specified otherwise in this Agreement, such an alternate payee, alternate recipient, beneficiary, covered dependent, or qualified beneficiary shall not otherwise be considered a Tality Transferred Employee with respect to any benefits he or she accrues or accrued under any applicable Plan(s), unless he or she is a Tality Transferred Employee by virtue of clauses (a) through (c), inclusive). An employee may be a Tality Transferred Employee pursuant to this Section regardless of whether such employee is, as of the Independence Date, alive, actively employed, on a temporary leave of absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a Cadence Plan, and regardless of whether, as of the Independence Date, such employee is then receiving any coverage under or benefits from a Cadence Plan.

        Section 1.55 "Unemployment Insurance Program" when immediately preceded by "Cadence," means the group unemployment insurance policies purchased by Cadence from time to time. When immediately preceded by "Tality," "Unemployment Insurance Program" means any group unemployment insurance program to be established by the Partnership pursuant to Section 9.7.

        Section 1.56 "Workers' Compensation Plan" when immediately preceded by "Cadence" means the Cadence Workers' Compensation Plan, comprised of the various arrangements established by a member of the Cadence Group to comply with the workers' compensation requirements of the states in which the Cadence Group conducts business. When immediately preceded by "Tality," "Workers' Compensation Plan" means the workers' compensation program to be established by the Partnership pursuant to
Section 5.12.

                                   ARTICLE II

                               GENERAL PRINCIPLES

        Section 2.1 Assumption of Liabilities. Except as specified otherwise in this Agreement or as mutually agreed upon by Cadence, the Partnership and Tality from time to time, effective as of the date hereof, the Partnership hereby assumes and agrees to pay, perform, fulfill and discharge, in accordance with their respective terms, all of the following: (a) all Liabilities of, or relating to, Tality Employees or Tality Transferred Employees, in each case relating to, arising out of, or resulting from future, present or former employment with the Tality Business (including Liabilities relating to, arising out of, or resulting from Cadence Plans and Tality Plans); (b) all Liabilities relating to, arising out of, or resulting from any other actual or alleged employment relationship with the Tality Group; and (c) all other Liabilities relating to, arising out of, or resulting from obligations, liabilities and responsibilities expressly assumed or retained by any member of the Tality Group or any Tality Plan pursuant to this Agreement. Except as specified otherwise in this Agreement or as otherwise mutually agreed upon by Cadence, the Partnership and Tality from time to time, Cadence shall transfer to the Partnership amounts equal to trust assets, insurance reserves, and other related assets as consistent with the applicable Plan transition that relates to, arises out of, or results from the Partnership's pro rata interest in each Cadence Plan.

        Section 2.2 Establishment of Tality Plans.

               (a) Health and Welfare Plans. Except as specified otherwise in this Agreement, effective as of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), the Partnership shall adopt the Tality Health and Welfare Plans. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each of the foregoing Tality Plans as in effect as of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), except with respect to the employer matching feature, shall be comparable in the aggregate in all Material Features to the corresponding Cadence Plan as in effect as of such agreed upon date.

               (b) 401(k) and Fringe Benefit Plans. Except as specified otherwise in this Agreement, effective as of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), the Partnership shall adopt the Tality 401(k) Plan and the Tality Fringe Benefit Plans. Except as otherwise specified in this Agreement, to the extent administratively and financially practicable, each of the foregoing Tality Plans as in effect as of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), except with respect to the employer matching feature, shall be comparable in the aggregate in all Material Features to the corresponding Cadence Plan as in effect as of such agreed upon date.

               (c) Equity and Other Compensation. Except as specified otherwise in this Agreement, effective as of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), the Partnership shall adopt the Tality Executive Bonus Plan and the Tality Bonus Plan. Effective on or before the IPO (or such other date as Cadence, the Partnership and Tality may mutually agree), Tality shall adopt the Tality Stock Purchase Plan. Each of the foregoing Tality Plans as in effect as of the IPO (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), shall be comparable in the aggregate in all Material Features to the corresponding Cadence Plan as in effect on the IPO; provided, however, that the Tality Stock Purchase Plan shall not be qualified under Code Section 423.

               (d) Other Plans. Except as otherwise specified in this Agreement, effective as of the date hereof (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), Tality shall adopt certain Tality Plans that are specifically tied to its payroll practices, including a Short-Term Disability Plan. The Partnership shall also adopt a Section 125 Plan, effective as of not later than the Independence Date.

        Section 2.3 Tality and the Partnership Under No Obligation to Maintain Plans. Except as specified otherwise in this Agreement, nothing in this Agreement shall preclude Tality or the Partnership, at any time after the Independence Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any Tality Plan, any benefit under any Tality Plan or any trust, insurance policy or funding vehicle related to any Tality Plans, or any employment or other service arrangement with Tality Employees or vendors (to the extent permitted by Applicable Law).

        Section 2.4 Participation of Tality and the Partnership in Cadence
Plans.

               (a) Participation in Cadence Plans. Except as specified otherwise in this Agreement or as Cadence, the Partnership and Tality may mutually agree, Tality and the Partnership shall, until the Independence Date, each continue to be a Participating Company in the Cadence Plans to the extent that they have not established a corresponding Plan. Effective as of any date on or after the date hereof and before the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), any member of the Tality Group not described in the preceding sentence may, at its request and with the consent of Cadence and Tality, become a Participating Company in any or all of the Cadence Plans, to the extent that Tality or such Tality Group member has not yet established a corresponding Plan. Notwithstanding the foregoing, effective January 1, 2001 members of the Tality Group shall not participate in the employer matching feature of the Cadence 401(k) Plan.

               (b) Cadence's General Obligations as Plan Sponsor. To the extent that Tality or the Partnership is a Participating Company in any Cadence Plan, Cadence shall continue to administer, or cause to be administered, in accordance with its terms and Applicable Law, such Cadence Plan, and shall have the sole and absolute discretion and authority to interpret the Cadence Plan, as set forth therein. Cadence shall not amend the Material Features of any Cadence Plan in which any member of the Tality Group is a Participating Company, except to the extent: (i) such amendment would affect Cadence employees generally; (ii) such amendment would not materially affect any coverage or benefits of Tality Employees or Tality Transferred

Employees under such Plan in a manner different than the effect upon Cadence employees generally; (iii) Tality shall consent to such amendment and such consent shall not be unreasonably withheld or delayed; or (iv) such amendment is necessary or appropriate to comply with Applicable Law or the provisions of this Agreement.

               (c) General Obligations of Tality and the Partnership as Participating Companies. Each of Tality and the Partnership shall (and shall cause each other member of the Tality Group to) perform, with respect to its participation in the Cadence Plans, the duties of a Participating Company as set forth in each such Plan or any procedures adopted pursuant thereto, including:
(i) assistance in the administration of claims, to the extent requested by the claims administrator of the applicable Cadence Plan; (ii) full cooperation with Cadence Plan auditors, benefit personnel and benefit vendors; (iii) preservation of the confidentiality of all financial arrangements Cadence has or may have with any vendors, claims administrators, trustees, service providers or any other entity or individual with whom Cadence has entered into an agreement relating to the Cadence Plans; and (iv) preservation of the confidentiality of participant information (including health information in relation to FMLA leaves) to the extent not specified otherwise in this Agreement.

               (d) Termination of Participating Company Status. Except as otherwise may be mutually agreed by Cadence, the Partnership and Tality, effective as of the Independence Date or, if earlier, such date as Tality or the Partnership establishes a corresponding Plan (as specified in Section 2.2 or otherwise in this Agreement), Tality and the Partnership shall each automatically cease to be a Participating Company in the corresponding Cadence Plan.

        Section 2.5 Terms of Participation by Tality Transferred Employees in Tality Plans.

               (a) Non-Duplication of Benefits. Except as specified otherwise in this Agreement, as of the Independence Date, or other later date that applies to the particular Tality Plan established thereafter, the Tality Plans shall be, with respect to Tality Transferred Employees, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Cadence Plans. Cadence and the Partnership shall agree on methods and procedures, including amending the respective Plan documents, to prevent Tality Employees from receiving duplicate benefits from the Cadence Plans and the Tality Plans.

               (b) Service Credit. Except as specified otherwise in this Agreement, with respect to Tality Transferred Employees, each Tality Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Independence Date, were recognized under the corresponding Cadence Plan shall, as of the Independence Date, receive full recognition and credit and be taken into account under such Tality Plan to the same extent as if such items occurred under such Tality Plan, except to the extent that duplication of benefits would result. The service crediting provisions shall be subject to any respectively applicable "service bridging," "break in service," "employment date," or "eligibility date" rules under the Tality Plans and the Cadence Plans.

               (c) Assumption of Liabilities. Except as specified otherwise in this Agreement (including the exception applicable to self-insured Health Plans), the provisions of this

Agreement for the transfer of Assets relating to Cadence Plans to the Partnership and/or the appropriate Tality Plans are based upon the understanding of the parties that the Partnership and/or the appropriate Tality Plan shall assume all Liabilities of the corresponding Cadence Plan to or relating to Tality Transferred Employees, as provided for herein. If any such Liabilities are not effectively assumed by the Partnership and/or the appropriate Tality Plan, then the amount of transferred Assets shall be recomputed accordingly, taking into account the retention of such Liabilities by such Cadence Plan, and Assets shall be transferred from the Partnership and/or the appropriate Tality Plan to Cadence and/or the appropriate Cadence Plan so as to place the Partnership and/or the appropriate Tality Plan in the position it would have been in had the initial Asset transfer been made in accordance with such recomputed amount of assets.

        Section 2.6 Dispute Resolution. To the extent disputes arise between Cadence and any member of the Tality Group regarding management of the Plans, such disputes shall be dealt with in accordance with Section 4.4 of the Separation Agreement.

        Section 2.7 Foreign Plans. Each of Cadence and the Partnership intends that matters, issues, or Liabilities relating to, arising out of, or resulting from Foreign Plans and non-U.S.-related employment matters be handled in a manner that is consistent with comparable U.S. matters, issues, or Liabilities as reflected in this Agreement (to the extent permitted by Applicable Law or as otherwise specified in the applicable Section or Schedule).

                                   ARTICLE III

                            DEFINED CONTRIBUTION PLAN

        Section 3.1 401(k) Plan Trust. Effective as of the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), the Partnership shall establish, or cause to be established, a separate plan, which is intended to be tax-qualified under Code Section 401(a), and a separate trust to be exempt from taxation under Code Section 501(a)(1), and to form the Tality 401(k) Plan.

        Section 3.2 401(k) Plan: Assumption of Liabilities and Transfer of Assets. Effective as of the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree): (i) the Tality 401(k) Plan shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from Tality Transferred Employees under the Cadence 401(k) Plan; and (ii) Cadence shall cause the accounts of the Tality Transferred Employees under the Cadence 401(k) Plan that are held by its related trust to be transferred to the Tality 401(k) Plan and its related trust, and Tality shall cause such transferred accounts to be accepted by such Plan and its related trust. The transferred accounts shall include unpaid participant loans, and such transfer shall be consistent with Code Section 414(l).

        Section 3.3 No Distribution to Tality Transferred Employees. The Cadence 401(k) Plan and the Tality 401(k) Plan shall provide that no distribution of account balances shall be made to any Tality Transferred Employee on account of the Tality Group ceasing to be an Affiliate of the Cadence Group as of the Independence Date.

        Section 3.4 Certain Acquired Companies. At this time the assets of the benefit plans of one company acquired by Cadence await final disposition. While the assets of such plans are frozen, bridge loans have been issued to some employees with the agreement that they take out a loan and repay Cadence. Any such employee who is a Tality Employee shall remain obligated to repay Cadence pursuant to the terms of such loan.

                                   ARTICLE IV

                               NON-QUALIFIED PLAN

        After the date hereof, Tality Employees shall no longer be eligible to contribute to or receive contributions under the Cadence 1994 Deferred Compensation Plan and the 1996 Deferred Compensation Venture Investment Plan; provided, however, that amounts credited to the accounts of Tality Employees shall continue to be credited with gains and losses in accordance with the terms of such plans until such accounts are distributed. Neither the Separation nor Independence of Tality or the Partnership shall of itself constitute a termination of employment or otherwise constitute an event of distribution under either plan. Cadence shall amend the plans as necessary to achieve the effects and results contemplated by this Article IV.

                                    ARTICLE V

                            HEALTH AND WELFARE PLANS

        Section 5.1 Health Plans as of the Independence Date.

               (a) Tality Health Plans. As of the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), the Partnership shall have established the Tality Health Plans listed on Schedule 5.1(a) and, correspondingly, the Partnership shall cease to be a Participating Company in the Cadence Health Plans. Tality shall be solely responsible for the administration of the Tality Health Plans, including the payment of all employer-related costs in establishing and maintaining the Tality Health Plans, and for the collection and remittance of employee premiums with any and all costs, expenses and liabilities for the performance of such services subject to
Section 8.1.

               (b) Continuance of Elections, Co-Payments and Maximum Benefits.

                      (i) As of the Independence Date and for the remainder of
               the plan year in which the Independence Date occurs (or such other period as Cadence, the Partnership and Tality may mutually agree), the Partnership shall use its best efforts to cause the Tality Health Plans to recognize and maintain all coverage and contribution elections made by Tality Employees and Tality Transferred Employees under the Cadence Health Plans and apply such elections under the Tality Health Plans for the remainder of the period or periods for which such elections are by their terms applicable. The transfer or other movement of employment between Cadence to the Partnership at any time upon or before the Independence Date shall neither constitute nor be treated as a "status change" or termination of employment under the Cadence Health Plans or the Tality Health Plans.

                      (ii) On and after the Independence Date, the Partnership
               shall cause the Tality Health Plans to recognize and give credit for (A) all amounts applied to deductibles, out-of-pocket maximums, co-payments and other applicable benefit coverage limits with respect to which such expenses have been incurred by Tality Transferred Employees under the Cadence Health Plans for the remainder of the calendar year in which the Independence Date occurs, and (B) all benefits paid to Tality Transferred Employees under the Cadence Health Plans for purposes of determining when such persons have reached their lifetime maximum benefits under the Tality Health Plans.

               (c) HCFA. As of the date hereof (or such other date as Cadence, the Partnership and Tality may mutually agree), the Partnership shall assume all Liabilities relating to, arising out of, or resulting from claims, if any, under the HCFA data match reports that relate to Tality Transferred Employees.

        Section 5.2 Health Plans from the Date Hereof through the Independence Date. Except as otherwise agreed by Cadence and the Partnership, for the period beginning with the date hereof and ending on the Independence Date (or such other period as Cadence, the Partnership and Tality may mutually agree), the Partnership shall be a Participating Company in the Cadence Health Plans listed on Schedule 5.2. Cadence shall administer claims incurred under the Cadence Health Plans by Tality Employees before the Independence Date but only to the extent that the Partnership has not, before the Independence Date, established and assumed administrative responsibility for a corresponding Health Plan. Any determination made or settlements entered into by Cadence with respect to such claims shall be final and binding. Cadence shall retain administrative ("run-out") Liability and all related obligations and responsibilities for all claims incurred by Tality Transferred Employees before the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree), including any claims that were administered by Cadence as of, on, or after the Independence Date (or such other date(s) as Cadence, the Partnership and Tality may mutually agree). Except as set forth in the preceding sentence, any and all costs and expenses associated with the Partnership's participation in the Cadence Health Plans shall be subject to Section 8.1.

        Section 5.3 Group Life & AD&D Plan. The Partnership shall, until the Independence Date, continue to be a Participating Company in the Cadence Group Life Plan with any and all costs and expenses associated with its participation in the Cadence Group Life Plan from and after the date hereof subject to Section
8.1. The Partnership shall cease to be a Participating Company in the Cadence Group Life Plan coincident with the Partnership's establishment of the Tality Group Life Plan (or, if none, the Partnership's written notice to Cadence of its withdrawal as a Participating Company in the Cadence Group Life Plan).

        Section 5.4 Sabbatical Plan. The Partnership shall agree to recognize any sabbaticals grandfathered by Cadence at the time of the Orcad-Cadence merger for former Orcad employees that become Tality Transferred Employees.

        Section 5.5 Disability Plans.

               (a) Short-Term Disability Plan. As of the date hereof, the Partnership shall revert to the California state disability insurance plan and shall supplement state benefits with a self-insured "top-up" plan. Cadence shall administer Tality's Short-Term Disability Plans through the earlier to occur of the Independence Date or the establishment of a separate plan by the Partnership with any and all costs and expenses associated with such administration from and after the date hereof subject to Section 8.1.

               (b) Long-Term Disability Plan. The Partnership shall, until the Independence Date, continue to be a Participating Company in the Cadence Long Term Disability Plan with any and all costs and expenses associated with its participation in the Cadence Long Term Disability Plan from and after the date hereof subject to Section 8.1.

        Section 5.6 Business Travel Accident Insurance. The Partnership shall, until the Independence Date, continue to be a Participating Company in the Cadence Business Travel Accident Plan with any and all costs and expenses associated with its participation in the Cadence Business Travel Accident Plan from and after the date hereof subject to Section 8.1.

        Section 5.7 Medical Benefits Abroad. The Partnership shall, until the Independence Date, continue to be a Participating Company in the Cadence Medical Benefits Abroad Plan with any and all costs and expenses associated with its participation in the Cadence Medical Benefits Abroad Plan from and after the date hereof subject to Section 8.1.

        Section 5.8 Long-Term Care Plan. The Partnership shall, until the Independence Date, continue to be a Participating Company in the Cadence Long Term Care Plan with any and all costs and expenses associated with its participation in the Cadence Long Term Care Plan from and after the date hereof subject to Section 8.1. The Tality Transferred Employees participating in the Cadence Long-Term Care Plan shall have the rights to take their existing benefits with them under such Cadence Long-Term Care Plan (a "portable benefit") at the time their rights to participation would otherwise terminate.

        Section 5.9 Section 125 Plan. The Partnership shall remain a Participating Company in the Cadence Section 125 Plan. The existing elections for Tality Employees participating in the Cadence Section 125 Plan and for newly-eligible Tality Employees who elect to participate in the Cadence 125 Plan shall remain in effect through December 31, 2000. Tality employees may continue to participate in the Cadence Section 125 Plan through December 31, 2001 or the Independence Date if prior to January 1, 2002. Cadence shall administer the Cadence Section 125 Plan for Tality Employees until December 31, 2001 or, if earlier, the Independence Date with any and all costs and expenses attributable to Tality Employees subject to Section 8.1.

        Section 5.10 COBRA. Cadence shall be responsible through the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), for compliance with the health care continuation coverage requirements of COBRA with respect to Tality Transferred Employees and qualified beneficiaries (as such term is defined under COBRA). The Partnership shall be responsible for providing Cadence with all necessary employee change notices and related information for covered dependents, spouses, qualified beneficiaries (as such term is defined under COBRA), and alternate recipients pursuant to QMCSO, in accordance with applicable Cadence COBRA policies and procedures. As soon as administratively practicable after the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), Cadence shall provide the Partnership (through hard copy, electronic format, or such other mechanism as is appropriate under the circumstances), with a list of all qualified beneficiaries (as such term is defined under COBRA) that relate to the Tality Group and the relevant information pertaining to their coverage elections and remaining COBRA time periods. Effective as of the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), the Partnership shall be solely responsible for compliance with the health care continuation coverage requirements of COBRA and the Tality Health and Welfare Plans for Tality Transferred Employees and their qualified beneficiaries (as such term is defined under COBRA), including those that became COBRA beneficiaries after the date hereof. Cadence shall be responsible for the individuals who became COBRA beneficiaries before the date hereof.

        Section 5.11 Leave of Absence Plans and FMLA.

               (a) Allocation of Responsibilities After Date Hereof. Effective as of the date hereof (or such other date as Cadence, the Partnership and Tality may mutually agree): (i) Tality shall adopt Leave of Absence Plans which shall be comparable in the aggregate in all Material Features to the Cadence Leave of Absence Plans as in effect on the date hereof (or such other date as Cadence, the Partnership and Tality may mutually agree); (ii) the Partnership shall honor all terms and conditions of leaves of absence which have been granted to any Tality Employee under a Cadence Leave of Absence Plan or FMLA before the date hereof by Cadence, including such leaves that are to commence after the date hereof (or such other date as Cadence, the Partnership and Tality may mutually agree); and (iii) the Partnership shall recognize all periods of service of Tality Employees and Tality Transferred Employees with the Cadence Group, as applicable, to the extent such service is recognized by the Cadence Group for the purpose of eligibility for leave entitlement under the Cadence Leave of Absence Plans and FMLA; provided, however, that no duplication of benefits shall, to the extent permitted by law, be required by the foregoing.

               (b) Administration. Through the Independence Date (or such other such period as Cadence, the Partnership and Tality may mutually agree), Cadence shall administer, or cause to be administered, the Tality Leave of Absence Plans in such manner as Cadence, the Partnership and Tality may mutually agree with any and all costs and expenses associated with such administration subject to
Section 8.1.

               (c) Disclosure. Before the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), Cadence shall provide to the Partnership copies of all records pertaining to the Cadence Leave of Absence Plans and FMLA with respect to all Tality Employees and Tality Transferred Employees to the extent such records have not been previously provided.

        Section 5.12 Workers' Compensation Plan.

               (a) Assumption of Cadence and Tality Workers' Compensation Plan Liabilities by the Partnership. Effective as of the date hereof, the Partnership shall assume and be solely responsible for all Liabilities relating to, arising out of, or resulting from their claims by Tality Employees and Tality Transferred Employees employment with the Tality Business ("Tality Claims") whether incurred before or after the date hereof.

               (b) Participation in the Cadence Workers' Compensation Plan. The Partnership shall, until the Independence Date (or such earlier date as Cadence, the Partnership and Tality may mutually agree), continue to be a Participating Company in the Cadence Workers' Compensation Plan. Cadence shall continue to administer, or cause to be administered, the Cadence Workers' Compensation Plan in accordance with its terms and Applicable Law. The Partnership shall fully cooperate with Cadence and its insurance company in the administration and reporting of Tality Claims under the Cadence Workers' Compensation Plan. Any determination made, or settlement entered into, by or on behalf of Cadence or its insurance company with respect to Tality Claims under the Cadence Workers' Compensation Plan shall be final and binding. Any and all costs and expenses related to the Tality Claims or the Partnership's participation in the Cadence Workers' Compensation Plan, including loss costs, claims administration fees, legal expenses, premium audits and retrospective premium adjustments, shall be subject to Section 8.1. Cadence shall transfer to and reimburse the Partnership for any assets related to the Tality Claims or the Partnership's participation in the Cadence Workers' Compensation Plan, including loss reserves, premium audits, and retrospective premium adjustments.

               (c) Establishment of the Tality Workers' Compensation Plan. As of the Distribution Date, the Partnership shall be responsible for complying with the workers' compensation requirements of the states in which the Tality Group conducts business and for obtaining and maintaining insurance programs for its risk of loss. Such insurance arrangements shall be separate and apart from the Cadence Workers' Compensation Plan. Notwithstanding the foregoing, Cadence shall provide the Partnership with any information that is in the possession of Cadence and is reasonably available and necessary to either obtain insurance coverages for the Partnership or to assist the Partnership in preventing unintended self-insurance, in whatever form.

        Section 5.13 Administrative Services. To the extent not provided otherwise in this Article V or addressed under the Master Corporate Services Agreement, Cadence shall provide certain administrative services to the Partnership in conjunction with both the Cadence and Tality Health and Welfare Plans in such manner and for such period as Cadence, the Partnership and Tality may mutually agree with any and all costs and expenses incurred in the performance of such services subject to Section 8.1.

                                   ARTICLE VI

                          EQUITY AND OTHER COMPENSATION

        Section 6.1 Bonus Plan.

               (a) Tality Transferred Employees shall continue to participate in all current Cadence bonus plans through calendar year 2000. The Partnership shall evaluate whether it wants to continue to participate in such plans for calendar year 2001 and reserves the right to modify, delete or add to any plan as of January 1, 2001.

               (b) The Partnership shall continue to manage the Business Manager Compensation Plan.

        Section 6.2 Executive Bonus Plan. Eligible executives of members of the Tality Group shall participate in current Cadence executive bonus plans, except as specifically outlined in the employment agreement for the Chief Executive Officer of the Partnership and Tality.

        Section 6.3 Cadence Options.

               (a) This transaction shall not trigger automatic cancellation of Cadence options or require Cadence employees to exercise vested options upon transfer of employment to a member of the Tality Group.

               (b) Non-U.S. Optionees shall be treated similarly to the U.S. Optionees to the extent permissible by Applicable Law.

        Section 6.4 Stock Purchase Plan.

               Through the IPO Closing Date employees of the Tality Business (including for this purpose any employee of Cadence who is designated as an employee of the Tality Business for purposes of the Separation) shall continue to be eligible for participation in the Cadence Stock Purchase Plan. On or about the IPO Closing Date, the Partnership and shall establish the Tality Stock Purchase Plan for Tality Employees that shall not be qualified under Code
Section 423.

        Section 6.5 Administrative Services. To the extent not provided otherwise in this Article VI or addressed under the Master Corporate Services Agreement, Cadence shall provide certain administrative services to Tality and the Partnership in conjunction with both the Cadence and Tality Bonus Plans, Executive Bonus Plan and Stock Plans in such manner and for such period as Cadence, the Partnership and Tality may mutually agree with any and all costs and expenses incurred in the performance of such services subject to Section 8.1.

                                   ARTICLE VII

                            FRINGE AND OTHER BENEFITS

        Section 7.1 Educational Assistance Program. Effective as of the date hereof (or such other date as Cadence, the Partnership and Tality may mutually agree), the Partnership shall provide a Tality Educational Assistance Program to Tality Employees which is comparable in the aggregate in all Material Features to the Cadence Educational Assistance Program. The Partnership shall cease to be a Participating Company in the Cadence Educational Assistance Program coincident with the Partnership's establishment of the Tality Educational Assistance Program. At such time, any and all outstanding approved reimbursements under the Cadence

Educational Assistance Program for Tality Employees shall be made by the Partnership. Furthermore, any and all costs and expenses associated with the Partnership's participation in the Cadence Educational Assistance Program and Cadence's preparation of an Educational Assistance Program on behalf of Tality shall be subject to Section 8.1.

        Section 7.2 Cafeteria and Related Subsidies. Cadence shall continue to make its cafeterias, vending machines, and other food or beverage provision facilities (collectively, the "Food Programs"), available to Tality Employees on substantially similar terms and conditions as are offered to employees of Cadence, until the termination of the occupancy agreements among Cadence and the Partnership regarding Tality and the Partnership's occupancy of the Cadence facilities (or such other date as Cadence, the Partnership and Tality may mutually agree). Cadence, the Partnership and Tality shall use their commercially reasonable best efforts to mutually agree on the appropriate methods and/or processes to ensure continued tax-favored status of Cadence's Food Programs under the Code. To the extent not otherwise addressed in the occupancy agreements, any and all costs and expenses associated with allowing Tality and the Partnership access to Cadence's Food Programs shall be subject to
Section 8.1.

        Section 7.3 Employee Company Store. Cadence shall provide access to its Company Store until the termination of the occupancy agreements between Cadence and the Partnership at the Cadence San Jose campus (or such other date as Cadence, the Partnership and Tality may mutually agree). Cadence shall provide qualified employee discounts available to Tality Employees on substantially similar terms and conditions as such discounts are made available to employees of the Cadence Group through the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree). To the extent not otherwise addressed in the occupancy agreements, Cadence and the Partnership shall each reimburse the other for any and all direct and indirect costs and expenses relating to the provision of qualified discounts and access to the Company Store.

        Section 7.4 TimeOut Program. Cadence shall continue to provide access to its gym and other athletic facilities (collectively, the "TimeOut Program") available to Tality Employees on substantially similar terms and conditions as are offered to employees of the Cadence Group until the termination of the occupancy agreements between Cadence and the Partnership regarding Tality and the Partnership's occupancy of the Cadence San Jose campus (or such other date as Cadence, the Partnership and Tality may mutually agree), except that upon the Separation Date, Tality and the Partnership will discontinue the Field Site Program. To the extent not otherwise addressed in the occupancy agreements, any and all costs and expenses associated with allowing Tality and the Partnership access to Cadence's TimeOut Program shall be subject to Section 8.1.

        Section 7.5 Other Benefits. To the extent that Cadence maintains, sponsors or provides other fringe benefits specified in Schedule 7.5 to its eligible employees, then Cadence shall, to the extent permitted by law, continue to make such benefits available to Tality Employees on substantially similar terms and conditions as are offered to the employees of the Cadence Group through the Independence Date (or such other date upon which Cadence, the Partnership and Tality mutually agree). Any and all costs and expenses associated with, arising out of, or resulting from the provision of such other fringe benefits to the Partnership's employees shall be subject to Section 8.1. Cadence, the Partnership and Tality agree to make commercially reasonable best efforts to mutually agree on whether, when, and on what terms any member of the Tality Group shall maintain, sponsor, or offer fringe benefits.

        Section 7.6 Administrative Services. To the extent not provided otherwise in this Article VII or addressed under the Master Corporate Services Agreement, Cadence shall provide certain administrative services to the Partnership in conjunction with both the Cadence and Tality Fringe Benefit Plans in such manner and for such period as Cadence, the Partnership and Tality may mutually agree with any and all costs and expenses incurred in the performance of such services subject to Section 8.1.

                                  ARTICLE VIII

                            ADMINISTRATIVE PROVISIONS

        Section 8.1 Payment of Liabilities, Plan Expenses and Related Matters. In addition to the costs identified in the Master Corporate Services Agreement, Tality and the Partnership shall be responsible for, and reimburse Cadence (or Cadence's insurance company, as applicable) for, any additional Tality-related direct or indirect costs, expenses or liabilities incurred by Cadence or any other member of the Cadence Group pursuant to Articles V, VI or VII.

        Section 8.2 Sharing of Participant Information. In addition to the responsibilities and obligations of Cadence and Tality specified in the Separation Agreement and subject to Section 9.2 of this Agreement, Cadence, the Partnership and Tality shall share, or cause to be shared, all participant information that is necessary or appropriate for the efficient and accurate administration of each of the Cadence Plans and the Tality Plans during the respective periods applicable to such Plans as Cadence, the Partnership and Tality may mutually agree. Cadence, the Partnership and Tality and their respective authorized agents shall, subject to Applicable Laws of confidentiality and data protection, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of Cadence, the Partnership or Tality or their agents, to the extent necessary or appropriate for such administration.

        Section 8.3 Reporting and Disclosure Communications to Participants. While Tality or the Partnership is a Participating Company in the Cadence Plans, each of them shall take, or cause to be taken, all actions necessary or appropriate to facilitate the distribution of all Cadence Plan-related communications and materials to employees, participants and beneficiaries, including summary plan descriptions and related summaries of material modification(s), summary annual reports, investment information, prospectuses, notices and enrollment material for the Cadence Plans and Tality Plans. Tality or the Partnership, as applicable, shall reimburse Cadence for the costs and expenses relating to the copies of all such documents provided to them. Tality and the Partnership shall each assist Cadence in complying with all reporting and disclosure requirements of ERISA, including the preparation of Form Series 5500 annual reports for the Cadence Plans, where applicable.

        Section 8.4 Audits Regarding Vendor Contracts. From the period beginning as of the date hereof and ending on such date as Cadence, the Partnership and Tality may mutually agree, Cadence and the Partnership and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the Cadence Health and Welfare Plans and the Tality Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. Cadence and the Partnership shall agree on the performance standards, audit methodology, auditing policy and quality measures, reporting requirements, and the manner in which costs and expenses incurred in connection with such audits shall be shared.

        Section 8.5 Beneficiary Designation. To the extent technically feasible, all beneficiary designations made by Tality Employees and Tality Transferred Employees for the Cadence Plans shall be transferred to and be in full force and effect under the corresponding Tality Plans, in accordance with the terms of each such applicable Tality Plan, until such beneficiary designations are replaced or revoked by the Tality Employees and Tality Transferred Employee who made the beneficiary designation.

        Section 8.6 Requests for IRS and DOL Opinions. If the need for an IRS or DOL determination letter arises out of this transaction or in the intervening period prior to the spinoff, Cadence and the Partnership shall cooperate in obtaining and share expenses relating to any such letter. In the event that Tality or the Partnership establishes any new employee-related plan that requires an IRS or DOL opinion letter, they shall be responsible for doing so and all costs related thereto.

        Section 8.7 Fiduciary Matters. Each of Cadence and the Partnership acknowledges that actions contemplated to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other Applicable Law, and that no party shall be deemed to be in violation of this Agreement if such party fails to comply with any provisions hereof based upon such party's good faith determination that to do so would violate such a fiduciary duty or standard.

        Section 8.8 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor) and such consent is withheld, Cadence and the Partnership shall use their commercially reasonable best efforts to implement the applicable provisions of this Agreement. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Cadence and the Partnership shall negotiate in good faith to implement the provision in a mutually satisfactory manner.

        Section 8.9 Cadence Intranet. Through the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), Cadence shall make its intranet site available to Tality Employees on substantially the same terms as such intranet site is made available to Cadence Employees. The Partnership shall reimburse Cadence for any and all costs and expenses related to making its intranet site available to Tality Employees, subject to the Master Corporate Services Agreement. Cadence, the Partnership and Tality shall use their commercially reasonable best efforts to mutually agree on the appropriate methods by which the Partnership shall establish its own intranet site.

        Section 8.10 Tax Cooperation. In connection with the interpretation and administration of this Agreement, the parties shall take into account the agreements and policies established pursuant to the Separation Agreement.

                                   ARTICLE IX

                           EMPLOYMENT-RELATED MATTERS

        Section 9.1 Terms of Tality Employment. All basic terms and conditions of employment for Tality Employees and Tality Transferred Employees including their pay and benefits in the aggregate, shall, to the extent legally and practicably possible, remain substantially the same through the Independence Date as the terms and conditions that were in place when the Tality Employee or Tality Transferred Employee was employed by Cadence, as applicable. Notwithstanding the foregoing, Tality Employees and Tality Transferred Employees shall be required to execute new agreements regarding their employment status, proprietary information and inventions in a form approved by the Partnership by the date hereof, and also to execute such standard documents as are generally executed by employees leaving their employment with Cadence. In addition, nothing in the Separation Agreement, this Agreement or any other Ancillary Agreement should be construed to change the at-will status of the employment of any of the employees of Cadence or the Partnership.

        Section 9.2 HR Data Support Systems. Cadence shall provide human resources data support for Tality Employees and Tality Transferred Employees through Independence Date (or such other period as Cadence, the Partnership and Tality may mutually agree). The Partnership agrees to fully reimburse Cadence for any and all direct and indirect costs and expenses associated with its use of the Cadence human resources data support systems, subject to the Master Corporate Services Agreement. If Cadence and the Partnership agree to extend the time period beyond Independence Date, then the costs and expenses shall be computed in accordance with Independence Date. Cadence and the Partnership each reserves the right to discontinue the Partnership's access to any Cadence human resources data support systems with ninety (90) days notice (or such other period as Cadence, the Partnership and Tality may mutually agree).

        Section 9.3 Non-Solicitation of Employees. For a period of one (1) year following the Separation Date, each of Tality and the Partnership agrees (and shall cause each other member of the Tality Group) not to solicit or recruit or hire employees of any member of the Cadence Group, without the prior consent of Cadence's Senior Vice President of Human Resources (or his or her designee). Notwithstanding the foregoing, this prohibition on solicitation, recruitment or hiring shall not apply to actions taken by any member of the Tality Group either
(a) solely as a result of an employee's affirmative response to a general recruitment effort carried out through a public solicitation, or (b) as a result of an employee's initiative.

        Section 9.4 Employment of Employees with U.S. Work Visas. Tality Employees with U.S. work visas authorizing them to work for the Partnership shall continue to hold work authorization for the Tality Group after the date hereof, provided the work performed is substantially the same and they remain in the same geographic location. The Partnership shall request amendments to the nonimmigrant visa status and applications for permanent residency of

Tality Employees and Tality Transferred Employees with U.S. work visas authorizing them to work for Cadence, excluding the Tality Group, to request authorization to work for the Partnership. To the extent that certain employees are required to stay with Cadence during the visa application process, such employees will perform services for the Partnership while employed by Cadence. Cadence, the Partnership and Tality shall enter into a mutually agreeable employee leasing arrangement for such employees.

        Section 9.5 Confidentiality and Proprietary Information. No provision of the Separation Agreement or any Ancillary Agreement shall be deemed to release any individual for any violation of the Cadence non-competition guideline or any agreement or policy pertaining to confidential or proprietary information of any member of the Cadence Group, or otherwise relieve any individual of his or her obligations under such non-competition guideline, agreement, or policy.

        Section 9.6 Personnel Records. Subject to Applicable Laws on confidentiality and data protection, Cadence shall deliver to the Partnership prior to the Independence Date (or such other date as Cadence, the Partnership and Tality may mutually agree), personnel records of Tality Employees and Tality Transferred Employees to the extent such records relate to Tality Employees' and Tality Transferred Employees' active employment by, leave of absence from, or termination of employment with the Partnership. The Partnership shall fully reimburse Cadence for any and all direct and indirect costs and expenses associated with such delivery, subject to the Master Corporate Services Agreement.

        Section 9.7 Unemployment Insurance Program. Cadence shall provide unemployment insurance claims administration through the Independence Date pursuant to the Master Corporate Services Agreement.

        Section 9.8 Non-Termination of Employment. Transfer of employees from Cadence to the Partnership shall not trigger any termination-related clause under any existing Cadence plan, including plans relating to benefits, stock, or otherwise, or under any existing employment, retention, or change-of-control agreement.

        Section 9.9 Employment Litigation.

               (a) Claims to be Transferred to the Partnership and/or Jointly Defended by Cadence and the Partnership. On or before the date hereof, Cadence and the Partnership shall enter into a written agreement that specifies the responsibility for defense and accompanying Liability for identified claims of Tality and the Partnership relating to, arising out of, or resulting from their employment with the Tality Business or the Tality Group (other than those matters addressed by Section 3.1 of the Assignment Agreement).

               (b) Unscheduled Claims. Subject to Section 9.9(a), on or after the date hereof, the Partnership shall have the sole responsibility for all employment-related claims regarding Tality Employees and Tality Transferred Employees, relating to, arising out of, or resulting from their employment with the Tality Business or a member of the Tality Group.

                                    ARTICLE X

                                  MISCELLANEOUS

        Section 10.1 Incorporation by Reference. Section 4.4 and all of the provisions of Article V (except for Sections 5.7 and 5.13 thereof) of the Separation Agreement are incorporated into and made a part of this Agreement, as if fully set forth herein.

        Section 10.2 Binding Effect; Assignment. This Agreement, the Separation Agreement and each other Ancillary Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective legal representatives and successors, and nothing in this Agreement, the Separation Agreement or any Ancillary Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement. No party may assign this Agreement or any rights or obligations hereunder, without the prior written consent of Cadence, in the case of Tality or the Partnership, or Tality, in the case of Cadence or Holdings (except in connection with a merger, consolidation or sale of all or substantially all of the party's assets), and any such attempted assignment shall be void and in violation hereof.

        Section 10.3 Certain Definitions.

               (a) Cadence and Holdings. In all instances in which Cadence or Holdings is referenced in this Agreement, it shall also be deemed to include a reference to each member of the Cadence Group, unless specifically provided otherwise; Cadence shall be solely responsible to Tality for ensuring that each member of the Cadence Group complies with the applicable terms of this Agreement.

               (b) Tality and the Partnership. In all instances in which Tality or the Partnership is referenced in this Agreement, it shall also be deemed to include a reference to each member of the Tality Group, unless specifically provided otherwise; Tality shall be solely responsible to Cadence for ensuring that each member of the Tality Group complies with the applicable terms of this Agreement.

        Section 10.4 Conflicting Agreements. In the event of any irreconcilable conflict between this Agreement, the Separation Agreement, any other Ancillary Agreement or other agreement executed in connection herewith or therewith, the provisions of such other agreement shall prevail to the extent that they specifically address the subject matter of the conflict.

        WHEREFORE, the parties have executed and delivered this Agreement effective as of the date first set forth above.


CADENCE DESIGN SYSTEMS, INC.                 TALITY, LP

By:                                          By: TALITY CORPORATION,
   ---------------------------------             AS GENERAL PARTNER
Name:
     -------------------------------
Title:                                           By:
      ------------------------------                ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

CADENCE HOLDINGS, INC.                       TALITY CORPORATION

By:                                          By:
   ---------------------------------            --------------------------------
Name:                                        Name:
     -------------------------------              ------------------------------
Title:                                       Title:
      ------------------------------               -----------------------------